IMMULABS CORPORATION

                              Filing Type: 8-K
                              Description: Current Report
                              Filing Date: October 30, 2000
                              Period  End: October 23, 2000

                         Primary Exchange: Over the Counter Includes OTC
                                           and OTCBB
                                   Ticker: IMLB


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                                Table of Contents



                                       8-K

ITEM 1....................................................................1
ITEM 5....................................................................2







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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 23, 2000


                              IMMULABS CORPORATION
             (Exact name of registrant as specified in its charter)



         Colorado                   0-26760                  84-1286065
 (State of Incorporation)         (Commission              (I.R.S Employer
                                  File Number)           Identification No.)


                            15945 Quality Trail North
                             Scandia, Minnesota 55073
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   (651) 433-5735




                          North American Resorts, Inc.
              (Former name, former address and former fiscal year,
                         if changed since last report.)

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ITEM 1.  CHANGE IN CONTROL.

         On October 23, 2000, Benjamin Traub, then a majority shareholder of Immulabs Corporation ("Immulabs" or the "Company"), on his own behalf and as agent for certain selling shareholders, sold to Aggressive American Capital Partners Inc. ("Aggressive"), a Nevada company which is 98% owned by Bruce Deildal, 7,985,000 shares of common stock in the Company pursuant to a stock acquisition agreement, for cash consideration of $67,894.63, paid from working capital funds of Agressive. The 7,985,000 shares represents approximately 80.12% of the total issued shares of the Company (9,962,982 shares). Aggressive does not hold any further shares. Mr. Deildal personally holds 48,700 further shares of common stock in the Company. Mr. Traub's address is 240-11948 207th Street, Maple Ridge, British Columbia, Canada V2X 1X7. Mr. Deildal's address is 144 West 14th St. North Vancouver, British Columbia, Canada V7M 1P1. The Address of Aggressive is 1475 Terminal Way, Suite E, Reno, Nevada, 89502-3225.

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ITEM 5.  OTHER EVENTS.

         On October 24, 2000, the Board of Directors of the Company approved a four-to-one forward split of the issued shares of common stock of the Company (9,962,982 shares), believing it to be in the best interests of the Company, and resolved that the Company instruct its transfer agent, Signature Stock Transfer Corporation, accordingly, such that said forward split may be duly completed in a timely manner. All shareholders of record as of October 31, 2000 are to participate in such split. The stock split affects all issued capital stock and will not change shareholders' pre-existing proportionate ownership.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Date: October 31, 2000

                                       IMMULABS CORPORATION


                                       By: /s/ Ben Traub
                                          --------------------
                                          Benjamin Traub
                                          President